Net Income (Loss) Per Share	3 Months Ended
Mar. 31, 2024
Net Income (Loss) Per Share
Net Income (Loss) Per Share

16.Net Income (Loss) Per Share

The following table summarizes the computation of basic and diluted net income (loss) per share (in thousands, except per share amounts):

	Three Months Ended March 31,
	2024	2023
Numerator:
Net income (loss), basic and diluted	$757	$(1,393)
Denominator:
Weighted-average common shares outstanding, basic	25,468	23,862
Add: effect of dilutive securities	789	—
Weighted-average common shares outstanding, diluted	26,257	23,862
Net income (loss) per share, basic and diluted
Basic	$0.03	$(0.06)
Diluted	$0.03	$(0.06)

The following outstanding potentially dilutive common stock equivalents were excluded from the computation of diluted net income (loss) per share for the periods indicated because including them would have been antidilutive (in thousands):

	March 31,
	2024	2023
Warrants	26,724	995
Convertible promissory notes	5,543	1,809
Options	—	885
Total	32,267	3,689